CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Revenues:
Products	$ 17,917	$ 12,480	$ 19,199
Services	2,565	3,306	2,788
Total revenues	20,482	15,786	21,987
Cost of revenues :
Products	7,540	5,765	6,074
Services	350	417	606
Total cost of revenues	7,890	6,182	6,680
Gross profit	12,592	9,604	15,307
Operating expenses:
Research and development	5,615	6,102	5,866
Less - royalty-bearing participation	1,537	1,567	1,235
Research and development, net	4,078	4,535	4,631
Selling and marketing, net	7,592	8,515	9,962
General and administrative	2,051	2,107	2,234
Total operating expenses	13,721	15,157	16,827
Operating loss	(1,129)	(5,553)	(1,520)
Financial expenses, net	(291)	(314)	(384)
Loss before taxes on income	(1,420)	(5,867)	(1,904)
Taxes on Income		(120)
Net loss	$ (1,420)	$ (5,987)	$ (1,904)
Net loss per share:
Basic and diluted net loss per Ordinary Share	$ (0.19)	$ (0.93)	$ (0.30)